Exhibit 99.1

Analysts International Corporation Jeffrey P. Baker President and Chief Executive Officer

ed Chip Conference August 2006 Analysts International Corporation Jeffrey P. Baker President and Chief Executive Officer

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995 This Presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Statements made in this Presentation regarding: (i) the Company’s expected revenue or profitability for 2006; (ii) the Company’s implementation of its business strategy; (iii) anticipated growth; (iv) its extended workforce management initiative and (v) participation in industry consolidation are forward looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Analysts expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that revenue or profit growth will not occur in 2006; (ii) the risk that the Company cannot successfully implement all or part of its strategy; (iii) the risk that the Company will be unable to achieve continuous operating efficiency improvement; (iv) the risk that Analysts will lose one or more contracts that adversely impact its growth and profitability; and (v) other economic, business, competitive and/or regulatory factors affecting Analysts’ business generally, including those set forth in Analysts’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements included in this Presentation are based on information available to Analysts on the date of the Presentation. Analysts undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this Presentation to reflect events or circumstances after the date of this Presentation or to update reasons why actual results would differ from those anticipated in such forward-looking statements. Safe Harbor Statement

Innovative Flexible Cost-Effective Company Overview

Company Profile Diversified provider of IT Staffing and Solutions headquartered in Minneapolis, Minnesota Founded and publicly traded (Nasdaq: ANLY) since 1966 with revenue of $322 million in 2005 Over 2500 employees across 35 offices in U.S., Canada and U.K. Strong alliances with technology leaders Recognized for excellence, integrity, and innovation

2005 Revenue $322 Million Company Profile Staffing Temporary, Permanent IT, Healthcare Managed Teams Solutions IT technology solutions including IP Telephony Wireless, Security Storage Solutions Lawson Software State & Local Government Managed Services Vendor Management Programs Staffing 66% Solutions 23% Managed Services 11%

Analysts International’s Clients 80% of clients doing business with us for at least five years 96% of current clients are repeat clients Clients represent Fortune 1000 and mid market

Innovative Flexible Cost-Effective Industry Overview

Industry Overview Source: Bureau of Labor Statistics, Staffing Industry Analysts, Inc. From the 2006 Staffing Industry Executive Forum (March 2006) Temp Penetration 1/06 = 1.97% Significant Potential for Growth U.S. Temp Employment vs. Total Employment 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 Jan-95 Jan-96 Jan-97 Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Employment (000s) Total Non Farm Total Temp

Industry Overview IT at 19% of U.S. Temporary Staffing Market Source: Staffing Industry Analysts Forecasts (February 2006) 2005 U.S. Temporary Staffing by Segment Temporary Staffing Market ($90.0 Billion) 12.0% 7.0% 11.0% 24.0% 19.0% 1.0% 24.0% 2.0% Accounting Engineering Healthcare Industrial IT Staffing Legal Office Other

Industry Overview Source: Staffing Industry Analysts, U.S. Census Bureau, Bureau of Labor Statistics. Continued Growth in IT Staffing U.S. IT Staffing Industry Revenue 2003 to 2007 14.3 15.8 18.7 20.1 17.4 0 5 10 15 20 25 2003 2004 2005 2006 2007 ($ in Billions)

Industry Overview U.S. IT Service Market Growth Rates IP Communications Services - 2004 to 2007 CAGR of 9.4% 1 Wireless Communications Services - 2005 to 2008 CAGR of 10.4% 2 Storage Infrastructure Services - 2005 to 2009 CAGR of 9.5% 3 ERP Software Services - 2004 to 2009 CAGR of 6.3% 4 1. Spelman Research (January 2004) 2. ZDNet Research (March 2005) 3. Gartner (December 2005) 4. Gartner (May 2005) Spending ($B) U.S. IT Service Market Size and Forecast by Segment, 2004-2009 Source: Gartner Dataquest (June 2005) 20 30 40 50 60 70 80 90 2004 2005 2006 2007 2008 2009 Software Support Hardware Support Development & Integration

Industry Overview * Forrester IT Is Not Going Away – But The Worker Profile Changes. July 2005 ** The Contingent Staffing Market Report, March 2005 Managed Services / Vendor Management offering – partnering with leading tool providers to benefit from the strong managed services opportunity • 69% of companies surveyed by Staffing Industry Analysts intend to change their relationship with staffing suppliers in 2 years ** Customized Staffing – focused on delivering white-collar and selected key technical skills to the market in a pro-active vs. reactive manner Extended Workforce Management – the next generation staffing model • Potential IT Labor Shortage • Shift in skills mix from “Blue-Collar to White-Collar” (white-collar to blue-collar ratio to go from 1:2 to 3:1 by 2010) * Industry Trends Analysts International’s Position

Industry Overview Provide suite of services Managed IT services Lawson Software State and Local Government Extend our partner relationships Cisco, EMC, Lawson Industry consolidation Convergence and consolidation of network, storage, and servers Hot technologies – IP Tel, Wireless, Storage Stable, healthy balance sheet and positioned for growth Focus on high demand technologies IP Communications Storage Solutions Focus on maximizing IT investments Industry Trends Analysts International’s Position

Recent Events 2005 Key Events: Q1 - Completed acquisition of Wirespeed and Redwood Q2 - Merger announcement Major client expansion Q3 - Restructured and repositioned Flexible delivery – Focused solutions Q4 - Return to profitability

Innovative Flexible Cost-Effective Financial Overview

Financials Quarterly Revenue Q2 2004 to Q2 2006 72,000 74,000 76,000 78,000 80,000 82,000 84,000 86,000 88,000 90,000 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006

Financials Q2 Q1 Financials (in thousands) 2006 2006 Revenue Direct 65,375 65,459 Sub suppliers 14,127 14,077 Product sales 8,404 7,305 Total revenue 87,906 86,841 Operating (loss) income (156) 456 Net (loss) income (258) 254 Diluted (loss) income (.01) .01

Financials $56,578 Shareholders’ Equity $5,526 Line of Credit $28,145 Working Capital Q2 2006 Balance Sheet (in thousands)

Innovative Flexible Cost-Effective Analysts International’s Direction

Analysts International’s Direction Maintain and build on the momentum of the existing business. Differentiate our Staffing Services, tying them to changing customer needs – “Extended Workforce Management.” Focus tightly on Solutions in growth markets. Focus on value creation.

Innovative Flexible Cost-Effective Analysts International